SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K



                                 Current Report



                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934



        Date of Report (date of earliest event reported) October 29, 1996


                        HYPERION TELECOMMUNICATIONS, INC.
             (Exact name of registrant as specified in its charter)



        Delaware                333-06957                      25-1669404
     (State or other        (Commission File Number)         (IRS Employer
  jurisdiction of incorporation)                           Identification No.)




    5 West Third Street - PO Box 472, Coudersport PA           16915
        (Address of principal executive offices)            (Zip Code)



        Registrant's telephone number, including area code (814) 274-9830




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Item 5.        Other Events

On October 8 and October 11, 1996, Adelphia Communications, Inc. ("Adelphia") announced the filing, and a subsequent amendment, of a registration statement filed with the Securities and Exchange Commission for an initial public offering by Hyperion Telecommunications, Inc. ("Hyperion"), Adelphia's Competitive Local Exchange Carrier ("CLEC") subsidiary, of 16,500,000 shares of Hyperion's Class A Common Stock at an estimated initial public offering price of between $11.00 and $13.00 per share, prior to the exercise of any underwriters' over allotment option. The press releases related to such announcements are filed hereto as Exhibits 10.01 and 10.02.

Item 7.        Financial Statements and Exhibits

(c)   The following exhibit is filed as part of this report on Form 8-K:

Exhibit 10.01 - Press Release issued October 8, 1996

Exhibit 10.02 - Press Release issued October 11, 1996


                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:     October 29, 1996                  HYPERION TELECOMMUNICATIONS, INC.
                                  (Registrant)

                                    By: /s/Timothy J. Rigas
                                           Timothy J. Rigas
                                    Vice Chairman, Treasurer and
                                     Chief Financial Officer





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EXHIBIT INDEX

Exhibit No.                Description

10.01                      Press Release issued October 8, 1996

10.02                      Press Release issued October 11, 1996